KBW 2013 Community Bank Conference July 30, 2013 Exhibit 99.2

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

Jacksonville
75
95
4
Orlando
95
Tampa
Winter Haven
75
Lake Okeechobee
95
75

27
24
6
56
65
Nashville
Winston-Salem
3
87
46
Atlanta
6
Birmingham
127
8
1
91

CenterState
BANKS, INC.

Correspondent Banking Market
Data as of  6/30/13
•
Headquartered in Davenport, FL
$2.4 billion in assets
$1.4 billion in loans
$2.0 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
Federal Trust Acquisition from
The Hartford Insurance Company
TD Bank divesture in Putnam
Opportunistic through the Crisis
Non – FDIC Acquisitions FDIC Acquisitions
New Fee-Based Business Lines Strategic Expansion & Management Lift-Outs
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville

> $1.0 bn & Public
5 Banks
> $1.0 bn & Private
15 Banks
$500 mm - $1.0 bn
24 Banks
$250 - $500 mm
40 Banks
< $250 mm
100 Banks
TALLAHASSEE
JACKSONVILLE
ORLANDO
MIAMI

CenterState
BANKS, INC.

18
CSFL Advantages
CSFL is one of only five
major exchange traded
banks headquartered in FL
with assets between $1
billion and $10 billion
Proven experience through
8 successful acquisitions in
the past 3 years
Disproportionate number of
sellers versus very few
buyers
The number of small,
distressed Florida
institutions remains high
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available

2 Quarter Financial Summary nd

Closed Sales
Median Sale Price
Total Inventory

CenterState
Bank of Florida, N.A.

Source: Florida Realtors Monthly Market Detail (May 31, 2013) – Single Family Homes
2009 2010 2011 2012
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D J F M A M
2009 2010 2011 2012
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
$180K
$170K
$160K
$150K
$140K
$130K
$120K
$110K
220,000
200,000
180,000
160,000
140,000
120,000
100,000
80,000
Florida Real Estate – Single Family Homes

$110
$80
$50
$20
$ in millions
$48
$59
$52
$62
$55
$77
$44
$56
$84
$106
2Q12
3Q12
4Q12
1Q13
2Q13
Funded Loans
Total Loan Production

CenterState
BANKS, INC.

Non-Covered Loan Growth
Loan Production by Quarter
•
Current Qtr annualized 14.7%
•
YTD annualized 6.9%
•
Avg yld funded loans 4.13%
•
41% CRE
•
31% Resi
•
10% C&I
•
18% all other
•
Loan pipeline:
Current:         $150M
End of 1Q13:  $175M
End of 4Q12:  $110M
Current Quarter Production Statistics

2    Quarter Summary of Financial Results
2Q 2013 1Q 2013
EPS $0.09 $0.15
•
Higher loan loss provision
$1,374 vs. ($360)
•
Higher IA amortization
•
Lower bond sales
•
Loan growth
•
Resilient NIM
•
4.59% vs. 4.64%
(4.38%) vs. (4.27%)
•
Covered loan performance
•
Potential future ALLL release
•
Valuable core deposit franchise
•
Credit metrics continue to improve
Current Qtr take-aways
nd

CenterState
BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"™

Acquisition of Gulfstream Bancshares, Inc. July 30, 2013

CenterState
BANKS, INC.

GULFSTREAM
BUSINESS BANK
"Florida's Business Bank"

Strategic
Rationale
• Strong double-digit % EPS accretion
• Accelerates profitability metrics
• Earn back of TBV dilution within 3.5 to 4 years
• >20% IRR
Attractive
Financial
Returns
• CSFL is an experienced Florida acquirer – 9th deal since 2009
• Thorough due diligence
(80% of the loan portfolio and 100% of the OREO)
• Gulfstream team to remain intact with employment agreements
• Strong pro forma capital ratios post closing
Low Risk
Profile
Transaction Rationale

Gulfstream is one of Florida’s highest performing banks
Complements our growing presence along Florida’s Treasure Coast
A business bank with lending specialties to medical groups and operating companies

CenterState BANKS, INC.
Gulfstream Business Bank "Florida's Business Bank"

(1) Based on CSFL 20 day closing VWAP of $9.38 ended July 26, 2013
(2) Based on 1.722 million Gulfstream common shares outstanding
(3) Includes economic value of option roll of $3.0 million
Transaction Terms
Transaction: CenterState Banks acquisition of Gulfstream Bancshares
Consideration Mix: 65% stock / 35% cash
Consideration Per Share: 3.012 shares of CSFL stock and $14.65 cash
Implied Deal Value Per Share
(1)
: $42.90 with price protection
Aggregate Deal Value
(1)(2)(3)
: $76.8 million
Gulfstream Pro Forma Ownership
(1)
:
15.5%
Preferred Equity: $7.5 million of SBLF redeemed at par value at close
Capital Raise: No additional capital required to complete transaction
Board Seats:
Two Gulfstream Board members will join the Board of
CenterState Banks, Inc. and its bank subsidiary
Management Top 5 employees have signed non-compete agreements
Required Approvals:
Customary regulatory approval and approval of
Gulfstream shareholders
Expected closing: Early Q1 2014

Pro Forma Highlights(1)

✓ Offices:	59
✓ Assets:	$2.9 billion
✓ Deposits:	$2.5 billion
✓ Loans:	$1.8 billion

Vero Beach
Fort Pierce
Port St. Lucie
Stuart
Lake Okeechobee
Jupiter
Delray Beach
Gulfstream (4 branches)
CSFL (55 branches)
Jacksonville
Orlando
Tampa
Winter Haven
West Palm Beach
75
95
4

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"

14 Logical Extension of Existing Treasure Coast Presence (1) Financial data as of 6-30-13

CenterState
BANKS, INC.

GULFSTREAM
BUSINESS BANK
"Florida's Business Bank"

Gulfstream Bank Highlights
Founded – 1999
Total Assets – $572 million
Gross Loans – $368 million
Total Deposits – $486 million
Earnings
Predictable core earnings
12 year average efficiency ratio of 52%
ROAA of 0.73% in 2012
Branches – 4
Headquarters in Stuart, FL
Branches in Port St. Lucie, Jupiter & Delray Beach
Employees – 81
Stable leadership that has worked together locally beginning at Barnett Banks
Top 5 market leaders have 20 to 36 years each of in-market banking experience
Top 5 market leaders have signed non-compete agreements
Niche Business Banking Focus
Professional Practices
Operating Companies
Home Owners Associations
Affluent Investors
Data as of June 30, 2013
Source: Management and SNL

Consumer & other 4%
C&D 5%
CRE 43%
1-4 Family 39%
C&I 9%
CRE - 52% owner-occupied

Consumer & other 1%
C&D 9%
1-4 Family 9%
CRE 54%
C&I 27%
CRE - 74% owner-occupied

Consumer & other 3%
C&D 5%
1-4 Family 33%
CRE 46%
C&I 13%
CRE - 57% owner-occupied

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"

Pro Forma Loan Composition
CSFL Loan Composition Gulfstream Loan Composition Pro Forma Loan Composition (1)
(1) Excludes purchase accounting adjustments
Data as of June 30, 2013
Source: CSFL Earnings Release dated July 22, 2013 and Gulfstream management
MRQ CSFL Yield on Non-
Covered Loans: 4.86%
MRQ Gulfstream Yield on
Loans: 5.09%
33% of loans to medical and
other professional practices

Time deposits
21%
Non-interest
DDA
28%
Savings
12%
MMDA
16%
NOW
23%

Savings
1%
Time deposits
20%
Non-interest
DDA
33%
MMDA
37%
NOW
9%

Time deposits
21%
Non-interest
DDA
29%
Savings
10%
MMDA
20%
NOW
20%

❑

❑

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"

Pro Forma Deposit Composition
CSFL Deposit Composition Gulfstream Deposit Composition Pro Forma Deposit Composition (1)
(1) Excludes purchase accounting adjustments
Data as of June 30, 2013
Source: CSFL Earnings Release dated July 22, 2013 and Gulfstream management

MRQ CSFL Cost of Total
Deposits: 0.27%
MRQ Gulfstream Cost of
Deposits: 0.37%
27% of deposits are from
Associations
36% of deposited items are
deposited by Remote Deposit
Capture

FLORIDA CRYSTALS

tyco

SIEMENS

LOCKHEED MARTIN

Tenet

Signet Diagnostic IMAGING SERVICES

BIOMET 3i

Walgreens

DUDA

ADT

Sikorsky

UNITED STATES SUGAR CORPORATION

IBM

NEXTera ENERGY RESOURCES

G4S

THE SCRIPPS RESEARCH INSTITUTE

THOMAS PRODUCE CO.

HCA Hospital Corporation of America

pepsi

Office DEPOT

GULFSTREAM BUSINESS BANK "Florida's Business Bank"

CenterState BANKS, INC.

Extraordinary Florida Markets
Palm Beach County and Martin County rank
7*and
9*,
respectively, in household wealth among Florida counties.
Fitch Ratings described Palm Beach County as one of the
nation's wealthiest counties, with per capita personal
income levels nearly 50% higher than state and national
averages.
With a population growth of 45%, St. Lucie County was the
fifth fastest growing county in Florida from 2000 to 2011.
Palm Beach International Airport (PBIA), centrally located
in West Palm Beach and easily accessible from I-95, is one
of the largest medium-hub airports in the United States. On
average, about 6 million people a year pass through PBIA.
The Port of Palm Beach is the fourth-busiest container port
of Florida’s 14 deepwater ports, and is the 18th-busiest
container port in the United States. In fiscal year 2010, the port moved over 213,000 20-foot container units.
High Quality Employment Base
Sample of Top Employers in
Gulfstream Markets:
High Quality Employment Base
Sample of Top Employers in
Gulfstream Markets:

th
th

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"

Financial Impact (1)(2)(3)
COST SAVINGS OF 22%, $2.6 MILLION
75% realized in 2014
100% realized in 2015
ONE-TIME MERGER RELATED EXPENSES
$5.3 million (After-tax)
NO REVENUE SYNERGIES MODELED
CDI -
1.00%, amortized over 10 years 150% DDB
SBLF REDEEMED AT PAR AT CLOSING
GROSS CREDIT MARK 5%, $18.6 MILLION
STRONG DOUBLE-DIGIT EPS ACCRETION
2014 Core EPS accretion % - High teens
2015 and thereafter EPS accretion % - Low teens
TBV DILUTION % -
mid-single digits at close
TBV EARNBACK -
3.5 to 4 years
IRR
>20%
TCE ratio - 8.7%
Leverage ratio - 9.5%
Total risk-based ratio - 16.4%
Price to 2013 Estimated Earnings - 16x
Price to TBV Per Share - 143%

(1) Based on CSFL 20 day closing VWAP of $9.38 ended July 26, 2013
(2) Based on 1.722 million Gulfstream common shares outstanding
(3) Includes economic value of option roll of $3.0 million
Modeling Assumptions
Valuation Multiples
Pro Forma Capital Ratios at Close

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK "Florida's Business Bank"

Due Diligence Summary
CenterState’s diligence team has completed
due diligence assignments on 27 banks
since 2008. All acquired banks are
outperforming their initial marks.
460 loan files were reviewed representing
80% of the portfolio balance and 100% of
nonperforming loans balance
100% of OREO was physically inspected
NPA’s*/Total Assets – 1.5%
GROSS CREDIT MARK 5%, $18.6M
3.7X coverage of NPL’s excluding restructured loans
1.1X coverage of NPL’s including restructured loans
$3.7M of OREO
Carried at 83% of current appraisal
Carried at 47% of UPB
*NPAs excluding restructured loans as of June 30, 2013

Diligence Highlights
Credit Marks

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK
"Florida's Business Bank"

Attractive Position in Desirable Markets
(1) Market consists of deposits in counties in which either CenterState or Gulfstream have an office;
excludes banks with total assets greater than $10 billion; FDIC branch data as of June 30, 2012
(2) Top-tier consolidated regulatory data as of March 31, 2013; excludes banks with total assets greater than $10 billion and Miami-Dade County-based banks
(3) Includes acquisition of Great Florida Bank
Source: SNL Financial LC
Dominant Position in Our Markets
(1)
#2 Deposit Market Share in Florida
(Excluding Miami-Dade Headquartered Banks)(2)

Number Total
of FL Deposits
Rank Company City Offices ($MMs)
1 Bond Street Holdings, Inc.
(3)
Weston 67 3,276
2 CSFL - Gulfstream Pro Forma Davenport 59 2,478
2 USAmeriBancorp, Inc. Clearwater 12 2,177
3 Capital City Bank Group, Inc. Tallahassee 57 2,119
4 CenterState Banks, Inc. Davenport 55 2,014
5 Seacoast Banking Corp. of FL Stuart 34 1,762
6 Villages Bancorporation, Inc. The Villages 10 1,335
7 1st United Bancorp, Inc. Boca Raton 26 1,300
8 Tampa Bay Banking Company Tampa 10 1,121
9 Crews Banking Corporation Wauchula 17 1,056
10 CNLBancshares, Inc. Orlando 16 1,017
29 Gulfstream Bancshares, Inc. Stuart 4 465
Florida Community Bank Total 570 49,176
Number Total
of FL Deposits
Rank Company City Offices ($MMs)
1 CSFL - Gulfstream Pro Forma Davenport 59 2,508
1 CenterState Banks, Inc. Davenport 55 2,057
2 Villages Bancorporation, Inc. The Villages 29 1,252
3 Tampa Bay Banking Company Tampa 10 1,039
4 Old Florida Bancshares Inc. Orlando 20 974
5 Seacoast Banking Corp. of FL Stuart 9 749
6 USAmeriBancorp Inc. Clearwater 14 606
7 Jacksonville Bancorp Inc. Jacksonville 13 522
8 CNLBancshares, Inc. Orlando 6 510
9 Bond Street Holdings, Inc.
(3)
Weston 6 507
10 TrustCo Bank Corp NY Glenville, NY 12 488
16 Gulfstream Bancshares Inc. Stuart 4 451
CSFL - Gulfstream Market Total 518 22,452

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK "Florida's Business Bank"

Concluding Thoughts
Complements our existing Treasure Coast franchise and
provides entry into Palm Beach County with growth potential
Strategically and financially attractive combination with
significant EPS accretion and accelerated profitability metrics
Integration experience and existing local team in the market assures low execution risk
Creates a $3 Billion asset Florida-based community bank with significant scarcity value

CenterState
BANKS, INC.

Gulfstream Business Bank
"Florida's Business Bank"

Investor Contacts
Ernie Pinner
Chairman & Chief Executive Officer
John Corbett
Executive Vice President /
Bank - President & Chief Executive Officer
Jim Antal
Senior Vice President & Chief Financial Officer
Steve Young
Treasurer /
Bank - Chief Operating Officer
Holding Company Headquarters in Davenport, FL – (863) 419-7775
Bank Headquarters in Winter Haven, FL – (863) 294-6383

Appendix

$15
$10
$5
$0
($5)
($10)
$ in millions
$7.8
$3.4
($6.2)
($5.9)
$7.9
$9.9
2007
2008
2009
2010
2011
2012

$30
$20
$10
$0
$ in millions
$13.6
$10.0
$16.2
$18.1
$16.1
$29.0
2007
2008
2009
2010
2011
2012

CenterState BANKS, INC.

Net Income
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Profitability Metrics – 6 Years

Pre-Tax Pre-Provision Income¹

$10
$8
$6
$4
$2
$0
$ in millions
$8.2
$3.7
$7.9
$2.6
$6.9
$2.2
$7.3
$4.6
$6.2
$2.6
2Q12
3Q12
4Q12
1Q13
2Q13
Pre-Tax, Pre-Provision Income
Net Income

CenterState BANKS, INC.

26
Profitability Metrics – 5 Quarters
1. Pre-tax pre-provision  income  (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Pre-Tax Pre-Provision Income¹
& Net Income

4.75%
4.50%
4.25%
4.00%
3.75%
4.33%
4.19%
4.30%
4.19%
4.31%
4.25%
4.64%
4.27%
4.59%
4.38%
2Q12
3Q12
4Q12
1Q13
2Q13
NIM, as reported
NIM, as adjusted*

CenterState
BANKS, INC.

27 27 Net Interest Margin FTE * Excluding accelerated accretion related to ASC 310-10 loans and other adjustments

85%
80%
75%
70%
65%
79%
78%
76%
78%
77%
77%
76%
74%
76%
73%
78%
74%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Efficiency Ratio*
Efficiency ratio, excluding Correspondent Banking**

CenterState BANKS, INC.

10
Efficiency Ratio
Operating Efficiencies
* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Consumer / Other 4%
Commercial & Industrial 11%
Construction, A&D, & Land 5%
Comm RE - Non Owner Occupied 20%
Comm RE - Owner Occupied 23%
Residential Real Estate 37%

CenterState BANKS, INC.

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
4,191
$ 438 MM
$104,500
CRE-Owner
Occupied
733
$ 266 MM
$362,900
CRE-Non Owner
Occupied
511
$ 239 MM
$467,700
Construction,
A&D, & Land
447
$ 61 MM
$136,500
Commercial &
Industrial
1,242
$ 124 MM
$99,800
Consumer & All
Other
2,863
$ 51 MM
$17,800
Total
9,987
$ 1,179 MM
$118,100
Total Loan Portfolio
as of June 30, 2013

Excluding FDIC covered assets

$1,175
$1,150
$1,125
$1,100
$ in millions
$1,122
$1,130
$1,138
$1,136
$1,156
2Q12
3Q12
4Q12
1Q13
2Q13

5.30%
5.15%
5.00%
4.85%
4.70%
5.20%
5.08%
5.02%
4.92%
4.86%
2Q12^
3Q12^^
4Q12^^
1Q13
2Q13

$120
$100
$80
$60
$40
$20
$ in millions
$48
$59
$52
$62
$55
$77
$44
$56
$84
$106
2Q12
3Q12
4Q12
1Q13
2Q13
Funded Loans
Total Loan Production

4.50%
4.40%
4.30%
4.20%
4.10%
4.43%
4.40%
4.31%
4.27%
4.13%
2Q12
3Q12
4Q12
1Q13
2Q13

CenterState
BANKS, INC.

Non-Covered Loans

Non-Covered Loans - Average Yields, FTE Non-Covered Loans – Average Balances
New Loan Production
New Loan Production – Average Yields
^     Adjusted for non-accrual loan upgrades
^^   Adjusted for accelerated accretion related to noncovered ASC 310-10 loans

$600
$500
$400
$300
$200
$100
$-
$ in millions
$347
$488
$328
$464
$310
$442
$284
$394
$265
$364
2Q12
3Q12
4Q12
1Q13
2Q13
Carrying Balance
Unpaid Principal Balance

14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
7.51%
6.84%
7.03%
6.56%
7.71%
7.71%
11.06%
8.42%
12.03%
10.45%
2Q12**
3Q12**
4Q12
1Q13**
2Q13**
Average Yield, as reported
Average Yield, as adjusted

CenterState BANKS, INC.

Covered Loans – Average Yields* Covered Loans – Average Balances* Covered Loans 31 * Adjusted for measurement period adjustment. ** Excluding accelerated accretion related to ASC 310-10 loans

Amortization of Indemnification Asset ($30M)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$12.4
$9.6
$4.9
$3.4
$1.8
$1.4
$1.3
$0.8
$0.2
$0.0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

CenterState BANKS, INC.

32

FDIC Indemnification Asset
as of June 30, 2013
$30M
FDIC
Reimbursement
Write-Off
$38M
Collect from Borrower
(or sale of OREO)
$59M Expected reimbursements from FDIC for 80% of expected losses
$30M Previously expected reimbursements for previously expected losses no longer expected
$89M Total indemnification assets
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).

$9.0
$6.0
$3.0
$0.0
$ in millions
$2.8
$0.2
$2.9
$0.7
$5.3
$0.5
$6.5
$0.3
$5.8
$0.7
$6.0
$1.5
$7.7
$2.2
$7.9
$3.3
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Interest income
Amortization expense

15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
6.21%
4.32%
6.80%
3.93%
6.69%
4.65%
7.51%
5.13%
7.03%
4.48%
7.71%
4.13%
11.06%
5.73%
12.03%
5.23%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Yield on covered loans
Combine net yield on covered loans minus amortization expense

CenterState
BANKS, INC.

Indemnification Asset (“IA”) amortization and its relationship with FDIC covered loan interest income accretion

Interest Income and Amortization Expense
Yields on Covered Loans and Indemnification Asset
8 Quarter Average =
4.70%

15.00
10.00
5.00
0.00
7.20
4.79
2.58
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
CSFL
Southeastern Peers
Florida Peers

$35
$30
$25
$20
$15
$10
$5
$0
$ in millions
NPA Inflows
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

CenterState BANKS, INC.

Credit Trends Improving

NPAs / Loans & OREO (%) NPA Inflows Slowing Down
Source: SNL Financial
Nonperforming assets include  loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets
Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.

2.20%
2.00%
1.80%
2.13%
2.12%
2.11%
1.97%
1.86%
2Q12
3Q12
4Q12
1Q13
2Q13

2.20%
2.00%
1.80%
2.09%
2.12%
2.11%
1.99%
1.85%
2Q12
3Q12
4Q12
1Q13
2Q13

35

ALLL – Non-Covered Loans
FAS 5 Component Total ALLL – Non-Covered Loans
Loan Balance ALLL
Loans (Fas 5)
$1,140,066 $21,200 1.86%
Impaired Loans (Fas 114) 38,693 600 1.55%
Total Non-Covered Loans
$1,178,759 $21,800 1.85%
ALLL as a % of NPLs= 88%

Certificates of Deposits 21%
Demand Deposits 28%
Money Market 16%
Savings Accounts 12%
NOW Accounts 23%

CenterState BANKS, INC.

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of June 30, 2013
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
36,817
$ 556 MM
$15,100
Now Accounts
49,732
$ 457 MM
$9,200
Savings
Deposits
17,965
$ 241 MM
$13,400
Money Market
3,178
$ 313 MM
$98,500
Certificates of
Deposits
12,093
$ 410 MM
$33,900
Total
119,785
$ 1,977 MM
$16,500

25.00
20.00
15.00
10.00
5.00
19.7
19.3
18.0
18.8
18.7
19.1
17.6
17.8
17.6
17.9
18.5
18.2
10.9
10.3
10.0
10.1
10.3
10.5
9.0
9.2
9.6
9.9
10.1
10.3
10.3
10.4
9.6
9.8
9.8
9.8
8.4
9.1
9.5
9.6
9.6
9.5
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
Total Risk-Based Capital
Tier 1 Leverage
Tangible Common Equity

CenterState BANKS, INC.

Total Risk-Based, Tier 1 Leverage & Tangible Common Equity Ratios
Two successful capital raises in 2009 and 2010 totaling $114 million
First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
Over 50 “Blue Chip” active institutional investors – Average daily volume (3m) approximates 74,000 shares
Institutions committed to capitalize additional FDIC accretive transactions
Capital

250%
200%
150%
100%
50%
0%
Median 153%
143%
Cadence / Encore (TX)
Investors / Roma (NJ)
NBT / Alliance (NY)
F.N.B. / Parkvale (PA)
Brookline / Bancorp R.I. (RI)
Valley / State (NY)
People's United / Danvers (MA)
United / VA Commerce (VA)
PacWest / First California (CA)
Provident / Sterling (NY)
WesBanco / Fidelity (PA)
Independent / Central (MA)
Home / Liberty (AR)
F.N.B. Corp. / Annapolis (MD)
United Financial / New England (CT)
Lakeland / Somerset (NJ)
Susquehanna / Tower (PA)
Peoples / Penseco (PA)
CENTERSTATE / GULFSTREAM (FL)
Union First Market / StellarOne (VA)
F.N.B. Corp. / BCSB (MD)
BankUnited Inc. / Hearld (NY)
SCBT / First Financial (SC)
PacWest / American Perspective (CA)
Renasant / First M&F (MS)
Susquehanna / Abington (PA)
First PacTrust / Private Bank (CA)
Tompkins / VIST (PA)
SI Financial / Newport (RI)
Park Sterling / Citizens South (NC)

CenterState BANKS, INC.

GULFSTREAM BUSINESS BANK "Florida's Business Bank"

Favorable Valuation Compared with Recent Transactions
Bank and thrift M&A transactions with disclosed Price / TBV per share greater than 100% and deal values between $50 million and $500 million announced since January 1, 2011; excludes targets with NPAs / Assets > 4.00%
Source: SNL Financial LC
Price to Tangible Book Value – M&A Transactions Announced Since January 1, 2011

CenterState

BANKS, INC.

www.centerstatebanks.com